UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

MSC.SOFTWARE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Filed by MSC.Software Corporation

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: MSC.Software Corporation

Commission File No.: 001-08722

Employee Communication July 8, 2009 Ash Munshi - CEO

MSC.Software Corporation will file a proxy statement with the SEC in connection with the proposed merger.  INVESTORS AND
STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER
RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION.
Investors and
stockholders will be able to obtain these documents free of charge at the website maintained by the SEC at
www.sec.gov.
In addition,
documents filed with the SEC by MSC.Software Corporation are available free of charge by contacting Investor Relations by mail at
MSC.Software Corporation, Investor Relations, 2 MacArthur Place, Santa Ana, CA 92707 USA, or by going to MSC.Software
Corporation’s Investor Relations page on its corporate web site at
http://ir.mscsoftware.com/.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities.
MSC.Software Corporation and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of MSC.Software Corporation in connection with the merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be set forth the proxy statement described above.  Additional information regarding these directors and executive officers is also included in MSC.Software Corporation’s proxy statement for its 2009 Annual
Meeting of Stockholders, which was filed with the SEC on April 10, 2009. This document is available free of charge at the SEC’s web site at www.sec.gov, and from MSC.Software Corporation by contacting Investor Relations by mail at MSC.Software Corporation,
Investor Relations, 2 MacArthur Place, Santa Ana, CA 92707 USA, or by going to MSC.Software Corporation’s Investor Relations page on its corporate web site at
http://ir.mscsoftware.com/.
Important Information for Investors and Stockholders

This communication contains forward-looking statements that involve numerous risks and uncertainties.  The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section
27A of the Securities Act and Section 21E of the Exchange Act, including, without limitation, statements regarding the expected benefits and closing of the proposed merger, the management of the company and the company’s expectations, beliefs and intentions.  All forward-looking statements included in this document are based on information available to
MSC.Software Corporation on the date hereof.  In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,”
“potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.  No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither MSC.Software Corporation nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements.  There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond
MSC.Software Corporation’s control. These factors include: failure to obtain stockholder approval of the proposed merger;
failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; failure to consummate or delay in consummating the transaction for other reasons; changes in laws or regulations; and changes in general economic conditions.  MSC undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.  For additional information please refer to MSC.Software Corporation’s most recent Form 10-K, 10-Q and 8-K reports filed with the SEC.
Cautionary Statement
Regarding
Forward-Looking
Statements

What is Happening?
• We have announced that we entered into a merger
agreement to be acquired by an affiliate of the Symphony
Technology Group (“Symphony”).
• The transaction is valued at approximately $360 million or
$7.63 per share.
• The transaction is expected to close near the end of the third quarter 2009.

What Happens Next?
•
This transaction requires stockholder approval.  Therefore, we will hold a stockholder meeting.
•
We will draft and file a preliminary proxy statement with the SEC.
•
The earliest we can mail a definitive proxy statement is 10 days after filing a preliminary proxy statement with the SEC (which timing could be slowed by SEC review). Following the SEC review period, if any, we will print and mail the proxy statement to stockholders in advance of the stockholders meeting.
•
The transaction is subject to stockholder approval, certain regulatory approvals and other closing conditions.
•
We encourage you to read the proxy statement, as it will provide you with important information about the transaction.

Practical effect of Transaction
• The practical effect of this transaction is that MSC will change from being a publicly traded company to being a privately
held company, owned by Symphony and Elliott Associates.

Who is Symphony Technology Group?
• Symphony Technology Group is a private equity group that
makes investments in or acquires technology companies
where they see significant potential. Symphony’s current
portfolio consists of nine global companies.

What does going
private mean?
• When a company goes private its stock no longer trades on
public trading markets (e.g. Nasdaq) but rather is owned by a small group of investors.
• Often there is debt used to finance these types of
transactions.

What are the benefits of this transaction?
• This transaction benefits the stockholders because they will be entitled to receive $7.63 in cash for each share that they own.
– Private companies are able to operate differently because they are not subject to the regular financial reporting requirements and resulting quarterly expectations of public companies.
• As a private company, MSC will be better positioned to focus on long term growth.

Why has the Board decided to do this now?
• After a long and thorough examination of MSC’s strategic
alternatives, the Board has come to the conclusion that this transaction is in the best interest of stockholders and will provide excellent opportunities for our employees and
customers.

Did the Board consider other offers or
business alternatives?
• The Board has the fiduciary responsibility to act in the best interest of stockholders.
• Strategic alternatives were evaluated by the Board before
reaching the decision to enter into this agreement with
Symphony.

How will this impact MSC’s employees?
• Because we are being bought by a private equity firm that
has not previously invested in companies in our space, we
expect that many employees’ jobs will be preserved.

Equity compensation programs
• We expect that certain key employees at MSC will begin to
participate in a new equity compensation plan following the
close of the transaction, but that will be controlled by the new owners, in concert with the executive management team.

What happens to employee equity grants?
•
At the effective time of the Merger, each equity award (including options to purchase Company Stock and stock units) will be converted into the right to receive an amount in cash equal to $7.63 less, in the case of options, the applicable exercise price of the option, which cash amount will be paid in accordance with the vesting schedule of the original equity award, including any acceleration of vesting as a result of the Merger.
•
Stock options (vested and unvested) with exercise prices at or above
$7.63 will be cancelled as they have no value.

What happens to MSC stock that employees
own?
• Upon completion of the transaction you will be entitled to receive $7.63 per share for any stock you own.
• You must exchange your shares with the exchange agent
after the closing of the transaction to receive the merger
consideration.

Who will run the company?
• Once the transaction is complete and Symphony takes
ownership of MSC, they will determine the executive
management team.
• Until the transaction is complete the executive management team in place today will continue to run the business.

More questions…
•
Will our name change?
•
Will our headquarters change?
•
Will our financial targets change?
•
Will our key product offerings and business
strategy change?
•
All of these decisions will be made by Symphony
after the closing of the transaction. However
until that time none of these things will change.